UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): January 24, 2000


                         WINTRUST FINANCIAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                         Commission File Number 0-21923



          Illinois                                       36-3873352
-----------------------------               ------------------------------------
(State or other Jurisdiction                (I.R.S. Employer Identification No.)
    of Incorporation)


                               727 North Bank Lane
                           Lake Forest, Illinois 60045
             -------------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (847) 615-4096
      ---------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

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ITEM 5.  OTHER EVENTS.

On January 24, 2000, Wintrust Financial Corporation ("Company") announced earnings for the fourth quarter and year ended December 31, 1999. The Company's press release related to this announcement is attached hereto as an Exhibit. In February 2000, the Company issued its fourth quarter 1999 letter to shareholders, which is also attached hereto as an Exhibit.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit 99.1 - Press Release dated January 24, 2000.

Exhibit 99.2 - Fourth Quarter 1999 Letter to Shareholders.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                         WINTRUST FINANCIAL CORPORATION
                                  (Registrant)


Date:  February 11, 2000                     /s/ David A. Dykstra
                                             --------------------
                                             Executive Vice President
                                             & Chief Financial Officer

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